UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to section 13 or 15(d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 23, 1998
                                                 -------------------


                              fonix corporation
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     (Exact name of registrant as specified in its charter)



                                 Delaware
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 (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
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  (Commission file number)             (I.R.S. Employer Identification No.)



   1225 Eagle Gate Tower, 60 East South Temple Street
   Salt Lake City, Utah                                        84111
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-0161



                               Not Applicable
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       (Former name or former address, if changed since last report)

ITEM 4.   Changes in Registrant's Certifying Accountant.

     On February 24, 1998 the Company appointed Arthur Andersen LLP ("Andersen") to replace Deloitte & Touche LLP ("Deloitte") as independent auditors of the Company for the fiscal year ended December 31, 1997. Deloitte resigned as the Company's independent auditors on February 23, 1998.

     The report of Deloitte on the Company's consolidated financial statements for the year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that Deloitte's report on the consolidated financial statements for the year ended December 31, 1996 included an explanatory paragraph with respect to the Company being in the development stage and its having suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

     The decision to engage Andersen as the Company's independent auditors was approved by the Company's board of directors.

     In connection with the audit for the year ended December 31, 1996, and through February 23, 1998, the Company has had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference thereto in its report on the consolidated financial statements for such year.

     During the year ended December 31, 1996, and through February 23, 1998, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     Deloitte has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated as of February 24, 1998, will be filed as Exhibit 16 to this Current Report on Form 8-
K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 16     Letter regarding change in certifying accountant*



     *    To be filed by amendment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            fonix corporation



                            By:    /s/ Douglas L. Rex
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                                      Douglas L. Rex
                                      Chief Financial Officer
                                      (Principal Accounting Officer)